CROWN CRAFTS, INC.
NASDAQ-CM: CRWS

Oppenheimer 14th Annual Consumer Conference

June 24, 2014 Boston, MA



Crown Crafts, Inc.

Cautionary Notice Regarding Forward-Looking Statements



This presentation contains forward-looking statements by Crown Crafts, Inc. (the "Company") within the meaning of the Securities Act of 1933, the Securities Exchange Act of 1934, the Private Securities Litigation Reform Act of 1995, and all Rules and Regulations issued thereto. Such statements are based upon management's current expectations, projections, estimates and assumptions. Words such as "expects," "believes," "anticipates" and variations of such words and similar expressions identify such forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties that may cause future results to differ materially from those suggested by the forward-looking statements. These risks include, but are not limited to, general economic conditions, including changes in interest rates, the overall level of consumer spending and the price of oil, cotton and other raw materials used in the Company's products, changing competition, changes in federal and state governmental regulations with respect to the consumer products industry, changes in the retail environment, the level and pricing of future orders from the Company's customers, the Company's dependence upon third-party suppliers, including some located in foreign countries with unstable political climates, the Company's ability to successfully implement new information technologies, customer acceptance of both new designs and newly-introduced product lines, actions of competitors that may impact the Company's business, disruptions to transportation systems or shipping lanes used by the Company or its suppliers, and the Company's dependence upon licenses from third parties. Reference is also made to the Company's periodic filings with the Securities and Exchange Commission for additional risk factors that may impact the Company's results of operations and financial condition. The Company does not undertake to update the forward-looking statements contained herein to conform to actual results or changes in our expectations, whether as a result of new information, future events or otherwise.

Crown Crafts, Inc.

Company Snapshot

Percentages based on operating results for the fiscal year ended March 30, 2014



Crown Crafts, Inc.
Gonzales, LA

- **Crown Crafts Infant Products, Inc., Compton, CA** → Dominant manufacturer of infant and toddler bedding, blankets, and accessories to mass and specialty markets
- **Hamco, Inc., Gonzales, LA** → Market leader of infant and toddler bibs and disposable feeding products

Net Sales by Operating Subsidiary


Crown Crafts Infant Products 72%
Hamco 28%

Gross Sales by Product Category (Unaudited)


Blankets 14%
Toddler Bedding 24%
Bibs 18%
Disposables 8%
Accessories 9%
Infant Bedding 27%

Crown Crafts, Inc.

Our Products



Crown Crafts markets a variety of products under Company-owned trademarks, as well as licensed collections and private label programs for certain of its customers, including:

- Crib Bedding
- Toddler Bedding
- Blankets
- Wall Décor
- Wearable Blankets
- Plush
- Security Blankets
- Bibs and Burp Cloths
- Disposable Items
  - Bibs
  - Placemats
  - Floor Mats
  - Toilet Seat Covers
- Bath Towels and Accessories

Crown Crafts, Inc.

Crown Crafts Infant Products



Decorating a baby's room is a fun and exciting time, but it can also be overwhelming. We believe that the heart of a child's room is not what is physically held within the four walls, but rather the relationship between the child and its parents. This serves as the basis of the heartfelt development of our products – offering quality, safety & style.




Sweet as a Princess

Crib Bedding – Generally used until age 2

- Designs include traditional, contemporary, textured and whimsical patterns

Toddler Bedding – Generally used from ages 2-4

- Designs are almost entirely driven by licenses as children experience movies, toys, etc.

Crown Crafts, Inc.

Hamco Products




neat solutions
for children
Bibsters
Disposable Bibs
What's Not to Love?
lil' Snacker
"the bib with a lid"
Clipsterz

Crown Crafts, Inc.

Neat Solutions® Products





neat solutions for children
table topper
Sili-Stick
Table Topper™
disposable
floor topper
potty topper
tidy topper
multi-use pads
chair topper
tidy topper
disposable bibs
kids
table topper
B OWR HERO. EAT MOR CHIKIN.

Crown Crafts, Inc.

Dominant Retail Distribution





BABIES "R" US
The Baby Superstore
TOYS "R" US
19%
kmart
8%
TARGET
7%
buybuy BABY
4%
amazon.com
4%
International
3%
2%
Chick-fil-A
12%
All Others
41%
Walmart
Save money. Live better.

Gross Sales by Customer
For the Fiscal Year Ended March 30, 2014
(Unaudited)

Crown Crafts, Inc.

Distribution Channels



Company-Owned Brands

- NoJo – only the best for baby®
- neat solutions for children
- Bibsters Disposable Bibs
- Little Bedding by NoJo
- Kimberly Grant

Quality Licenses

- Disney baby
- Happy Chic Baby by Jonathan Adler
- Hello Kitty
- Fisher-Price
- Sesame Street
- carter's
- Nautica Kids
- nickelodeon
- wendy bellissimo
- Little Me

Shift Towards Company Brands


Gross Sales by Product Branding
Excludes Toddler Sales Due to High Percentage of Licensed Sales (>96%) - Unaudited
100%
80%
60%
40%
20%
0%
20%
31%
49%
34%
18%
48%
Fiscal Year 2009
Fiscal Year 2014
Licensed
Private Label
Company Brands

Demand Factors – Birth Trends



Crown Crafts, Inc.





Annual U.S. Births (in millions)
4.50
4.00
3.50
4.06
4.03
4.02
4.09
4.11
4.14
4.27
4.32
4.25
4.13
4.00
3.95
3.95
3.96
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013



First Births - Number of births per 1,000 fertile* women in the given year that are their first child
30.0
28.0
26.0
24.0
26.5
25.9
25.8
26.5
26.4
26.5
27.4
27.8
27.5
26.8
25.9
25.4
25.2
24.8
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013
* Defined as women aged 15-44 years, regardless of actual fertility

- Baseline demand is derived from annual births in the U.S.
  - Decreased by over 8% from 2007 to 2013
  - First births are at their lowest point in recorded history
  - White births are no longer the majority in the U.S.
  - Moreover, white women as a group are aging, with a median age of 42
  - Hispanic women, however, with a median age of 27, are at their peak fertility
  - Nearly half of moms say that the economy factored into their plans to have a baby



Financial Highlights

Crown Crafts, Inc.

Operating Highlights




Net Sales (in millions)
$100.0
$90.0
$80.0
$70.0
$60.0
$50.0
$86.1
$90.0
$85.3
$78.4
$81.3
2010
2011
2012
2013
2014
Fiscal Year


Diluted Earnings per Share
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$-
$0.52
$0.45
$0.52
$0.52
$0.59
2010
2011
2012
2013
2014
Fiscal Year


EBITDA (in millions)
$12.0
$11.0
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$10.3
$9.0
$9.5
$9.0
$10.4
2010
2011
2012
2013
2014
Fiscal Year


EBITDA as a
Percentage of Net Sales
15.0%
14.0%
13.0%
12.0%
11.0%
10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
12.0%
10.0%
11.1%
11.5%
12.8%
2010
2011
2012
2013
2014
Fiscal Year

Crown Crafts, Inc.

Operating Cash Flow Strengthens Balance Sheet…




Debt (Cash) Balances
Amounts shown are Net of Cash
$ Millions
$50.0
$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$-
$(5.0)
$(10.0)
$47.7
$39.4
$33.6
$31.4
$26.4
$20.1
$5.7
$16.9
$10.0
$5.1
$6.1
$(0.2)
$(0.3)
$(0.6)
July 2001 *
FYE 2002
FYE 2003
FYE 2004
FYE 2005
FYE 2006
FYE 2007
FYE 2008
FYE 2009
FYE 2010
FYE 2011
FYE 2012
FYE 2013
FYE 2014
Springs purchased in November, 2007
* Unaudited

In addition to lowering its debt levels, the Company has, since December 2006, paid $18.4 million for acquisitions and $13.6 million in cash dividends and $3.1 million for open-market stock repurchases.

…and Allows for Investments to Provide Value to Shareholders





Uses of Capital
Excluding Retirement of Revolving Debt and Buildup of Cash
$ Millions
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$0.6
$11.3
$2.1
$1.0
$4.4
$0.1
$2.1
$2.0
$0.8
$2.0
$1.3
$7.7
$3.1
2007
2008
2009
2010
2011
2012
2013
2014
Fiscal Year Ended March,
Acquisitions
Retire Legacy Debt
Stock Repurchases
Dividends

- Acquisitions reflected on an accrual basis
- Stock repurchases exclude those incident to share-based compensation

Crown Crafts, Inc.

Stock Return Metrics





Closing Stock Price and Dividend Yield
10.00
9.00
8.00
7.00
6.00
5.00
4.00
3.00
2.00
1.00
0.00
03/16/12
06/16/12
09/16/12
12/16/12
03/16/13
06/16/13
09/16/13
12/16/13
03/16/14
06/16/14
Closing Stock Price ($)
Dividend Yield (%)

- The dividend yield is calculated prospectively on the presumption of the annualization of the most recently declared regular dividend, the hypothetical purchase of the Company's common stock at the day's closing price, and the subsequent ownership of the stock at least through the record date of the next regular dividend.
- The declaration of each dividend is at the discretion of the Company's Board of Directors, and the Company expressly disclaims any guarantees as to the frequency and amount of any future dividends.

Crown Crafts, Inc.

For Additional Information



Attendees and other viewers of this presentation are advised to read all reports and other filings made by the Company with the Securities and Exchange Commission under the Securities Act of 1933 and the Securities Exchange Act of 1934. Copies of these filings may be obtained, without charge, by directing a request to Halliburton Investor Relations, 14651 Dallas Parkway, Suite 800, Dallas, TX 75254, or at www.sec.gov.

www.crowncrafts.com

Crown Crafts, Inc.

The Presentation of Non-GAAP Financial Measures



In addition to the Company's presentation of its financial position and results of operations in conformity with accounting principles generally accepted in the United States ("GAAP"), the Company has also presented measures of its financial position which are not determined in accordance with GAAP. These non-GAAP financial measures include EBITDA, which the Company believes provides useful information and is an important indicator of the Company's ability to generate cash sufficient to service its debt, declare and pay dividends, make strategic investments, meet capital expenditures and working capital requirements and otherwise meet its obligations as they become due. The items excluded to calculate EBITDA are significant components in understanding and assessing the Company's results of operations. The Company has also presented its debt balances on a net-of-cash basis. Offsetting these amounts in this manner is permitted under GAAP in only limited circumstances. The Company has also excluded the effect of transactions incident to share-based compensation from its share repurchase amounts. The Company uses non-GAAP financial measures internally to monitor the Company's operating results and cash flow and to evaluate the performance of its businesses. These non-GAAP measures are provided as supplemental information and should be considered in addition to, and not as a substitute for, the Company's GAAP measures, including its cash and debt balances, net income, cash flow provided by or used in operating, investing or financing activities, and other measures of financial position or results of operations reported in accordance with GAAP. Because these non-GAAP financial measures are not calculated in accordance with GAAP, companies typically calculate them in varying ways. Therefore, the non-GAAP financial measures as presented by the Company may not be comparable to similarly titled measures of other companies.

Crown Crafts, Inc.

Non-GAAP Reconciliation
(in thousands - Unaudited)



	Fiscal Year				
EBITDA:	**2010**	**2011**	**2012**	**2013**	**2014**
Net income	$ 4,780	$ 4,306	$ 5,039	$ 5,111	$ 5,771
Interest expense	692	460	229	81	49
Interest income	(17)	(2)	(0)	(61)	(21)
Income tax expense	3,034	2,726	2,880	2,907	3,575
Depreciation	286	257	267	232	299
Amortization	1,544	1,224	1,057	766	758
EBITDA	$ 10,319	$ 8,971	$ 9,472	$ 9,036	$ 10,431